HARRIS INSIGHT MONEY MARKET FUNDS

HARRIS INSIGHT FUNDS
One Exchange Place, Boston, Massachusetts 02109
Telephone: (800) 982-8782

     HT Insight Funds, Inc. (the ``Company'') currently offers shares representing interests in six mutual funds. This Prospectus describes one class of shares (``Class A Shares'' or ``Shares'') of each of the Company's three Money Market Funds (the ``Funds''):

  o Harris Insight Government Money Market Fund (the ``Government Money Fund'')

  o Harris Insight Money Market Fund (the ``Money Fund'')

  o Harris Insight Tax-Exempt Money Market Fund (the ``Tax-Exempt Money Fund'')


     Harris Trust & Savings Bank is the Investment Adviser to the Funds and Harris Investment Management, Inc., a subsidiary of Harris Bankcorp, Inc., acts as Portfolio Management Agent for two of the Funds. Shares of each Fund are offered by Funds Distributor, Inc., the Company's distributor.


     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. Please read and retain it for future reference. A Statement of Additional Information dated February 21, 1996, containing more detailed information about the Funds has been filed w ith the Securities and Exchange Commission and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing or calling the Company at the address and telephone number printed above. Separate Prospectuses for the other investment portfolios offered by the Company may be obtained without charge by writing or calling the Company at the address and telephone number printed above.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY HARRIS TRUST & SAVINGS BANK, OR ANY OF ITS AFFILIATES, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVO LVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     SHARES OF THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH EACH MONEY MARKET FUND IS ACTIVELY MANAGED TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
                              __________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE ``COMMISSION'') OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTR ARY IS A CRIMINAL OFFENSE.


February 21, 1996

TABLE OF CONTENTS


                                                                 PAGE
Expense Table                                                      3
Highlights                                                         4
Financial Highlights                                               5
Investment Objectives and Policies                                 8
    Government Money Fund                                          8
    Money Fund                                                     8
    Tax-Exempt Money Fund                                          9
Investment Strategies                                             10
Investment Limitations                                            14
Management                                                        15
Determination of Net Asset Value                                  18
Purchase of Shares                                                19
Redemption of Shares                                              20
Service Plan                                                      21
Dividends and Distributions                                       21
Federal Income Taxes                                              22
Account Services                                                  23
Organization and Capital Stock                                    23
Reports to Shareholders                                           24
Calculation of Yield                                              24


     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Distributor. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

EXPENSE TABLE

     Expenses and fees payable by Class A shareholders are summarized in this table and expressed as a percentage of average net assets.

     The following table illustrates the expenses and fees expected to be incurred by an investment in Class A Shares of each of the Funds. Class A Shares of each Fund represent equal, pro rata interests in that Fund. Class A Shares bear expenses payable (at the rate of up to 0.35% per annum) to organiz ations for the services they provide to the beneficial owners of Class A Shares. See ``Service Plan''.



                                          GOVERNMENT                TAX-EXEMPT
                                          MONEY FUND   MONEY FUND   MONEY FUND
                                            CLASS A     CLASS A       CLASS A
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases    None         None          None
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets
 after voluntary fee waivers)
 Advisory Fees                               0.11%        0.11%         0.11%
 Rule 12b-1 Fees (after waivers)             0.26%        0.27%         0.27%
 Other Expenses                              0.20%        0.18%         0.18%
 Total Fund Operating Expenses               0.57%        0.56%         0.56%

Without waivers, Rule 12b-1 Fees for Class A shares of each Fund would have been 0.35% of a Fund's average net assets. Without waivers, total operating expenses for the fiscal years ended December 31, 1995 and 1994 (i) for the Government Money Fund would have been 0.67% and 0.66%, (ii) for the Mone y Fund would have been 0.65% and 0.65%, and (iii) for the Tax-Exempt Money Fund would have been 0.65% and 0.65%. Customers of a financial institution, such as Harris Trust & Savings Bank, may be charged certain fees and expenses by their institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (e.g., trust, estate settlement, advisory and custodian services).

With respect to each Fund, the amount of ``Other Expenses'' in the table above is based on amounts incurred during the most recent fiscal year.


                                         GOVERNMENT                 TAX-EXEMPT
EXAMPLE                                  MONEY FUND    MONEY FUND   MONEY FUND
You would pay the following  expenses
on a  $1,000  investment  in  Class A
Shares,  assuming (1) a  hypothetical
5%  gross   annual   return  and  (2)
redemption  at the end of  each  time
period:
  1 year                                    $ 6            $ 6          $ 6
  3 years                                    18             18           18
  5 years                                    32             31           31
  10 years                                   71             70           70


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see ``Management.''

HIGHLIGHTS

The following three investment portfolios are described in this Prospectus:

GOVERNMENT MONEY FUND -- a money market fund that invests in short-term obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and certain repurchase agreements.

MONEY FUND -- a money market fund that invests in a broad range of short-term money market instruments.

TAX-EXEMPT MONEY FUND -- a money market fund that invests primarily in high-quality, short-term municipal obligations.

The investment objective of each Fund is to provide investors with as high a level of current income (exempt from federal income tax, in the case of the Tax-Exempt Money Fund) as is consistent with its investment policies and with preservation of capital and liquidity.

WHO MANAGES EACH FUND'S INVESTMENTS?

     Harris  Trust  &  Savings  Bank  (``Harris   Trust''  or  the  ``Investment
Adviser'') is the investment adviser for each Fund. Harris Trust has provided investment management services to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios
 . As of June 30, 1995, assets under management total approximately $23 billion. See page 16.

     Harris Investment Management, Inc. (``HIM'' or the ``Portfolio Management Agent'') provides daily portfolio management services for the Government Money Fund and the Money Fund. HIM and its predecessors have managed client assets for over 100 years. HIM has a staff of 96, including 64 professionals , providing investment expertise to the management of Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of June 30, 1995, assets under management are estimated to exceed $13 billion. See page 17.

     Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc.

WHAT ADVANTAGES DO THE FUNDS OFFER?

     The Funds are designed for individual and institutional investors. A single investment in shares of the Harris Insight Funds gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchas es of securities, relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

     Dividends from each of the Funds are declared daily and paid monthly. See page 22.

HOW ARE SHARES REDEEMED?

     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Registered Representative servicing your account, the Distributor, or through any Service Agent. See page 20.

WHAT RISKS ARE ASSOCIATED WITH EACH FUND?

     Each Fund's performance may change daily based on many factors, including the quality of the Fund's investments, economic conditions and general market conditions. There is no assurance that any Fund will achieve its investment objective. See ``Investment Strategies.''

FINANCIAL HIGHLIGHTS


     This table shows the total return on one Class A share for each period illustrated.

     The following financial highlights, insofar as it relates to each of the five years in the period ended December 31, 1995, are derived from the financial statements of the Company for the year ended December 31, 1995 audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the financial statements and notes thereto which are incorporated by reference in this Prospectus.

                                           GOVERNMENT MONEY MARKET FUND**
                        YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR    02/11/88*
                        ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      TO
                       12/31/95 12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88
Net Asset Value,
 Beginning of Period    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Income From Investment
 Operations:
 Net Investment Income    .054     .037     .026     .033     .055     .075     .084     .061

  Total from Invest-
   ment Operations        .054     .037     .026     .033     .055     .075     .084     .061

Less Distributions:
 Net Investment Income   (.054)   (.037)   (.026)   (.033)   (.055)   (.075)   (.084)   (.061)

  Total distributions    (.054)   (.037)   (.026)   (.033)   (.055)   (.075)   (.084)   (.061)

 Net Asset Value
 End of Period          $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Total return              5.51%    3.72%    2.62%    3.42%    5.67%    7.78%    8.80%    6.27%(3)
Ratios/Supplemental
 Data:
 Net Assets, End of
  Period $(000)        264,426  229,619  263,909  140,134  632,663   87,098   35,751   43,870
 Ratios of Expenses
  to Average Net
  Assets(1)               0.57%    0.60%    0.61%    0.66%    0.71%    0.52%    0.40%    0.54%(2)
 Ratios of Net
  Investment Income
  to Average Net
  Assets                  5.36%    3.62%    2.57%    3.34%    5.45%    7.49%    8.45%    7.24%(2)


  * Date commenced operations.

 ** Formerly the Government Assets Fund.

(1) Without the voluntary waiver of fees, the expense ratios for the Government Money Fund for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended December 31, 1988, would have been 0.67%, 0.66%, 0.70%, 0.70%, 0.78%, 0.83%, 0.88% and 0.99% (annualized).

(2) Annualized.

(3) Total returns for periods of less than one year are not annualized.



                                                MONEY MARKET FUND**
                        YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR    02/10/88*
                        ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      TO
                       12/31/95 12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88
Net Asset Value,
 Beginning of Period    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Income From Investment
 Operations:
 Net Investment Income    .054     .037     .027     .034     .057     .077     .086     .064

  Total from Invest-
   ment Operations        .054     .037     .027     .034     .057     .077     .086     .064

  Less Distributions
 Net Investment Income   (.054)   (.037)   (.027)   (.034)   (.057)   (.077)   (.086)   (.064)

  Total distributions    (.054)   (.037)   (.027)   (.034)   (.057)   (.077)   (.086)   (.064)

Net Asset Value,
 End of Period          $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Total return              5.58%    3.79%    2.69%    3.41%    5.87%    7.94%    9.01%    6.59%(3)
Ratios/Supplemental
 Data:
 Net Assets, End
 of Period $(000)      423,588  530,366  348,984  383,280  263,419  153,934  172,439  112,144
Ratios of Expenses
 to Average Net
 Assets(1)                0.56%    0.55%    0.57%    0.60%    0.71%    0.67%    0.58%    0.46%(2)
Ratios of Net
 Investment Income
 to Average Net
 Assets                   5.42%    3.79%    2.66%    3.34%    5.69%    7.66%    8.60%    7.15%(2)


  * Date commenced operations.

 ** Formerly the Cash Management Fund.

(1) Without the voluntary waiver of fees, the expense ratios for the Money Market Fund for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended December 31, 1988, would have been 0.65%, 0.65%, 0.72%, 0.73%, 0.74%, 0.78%, 0.85% and 0.87% (annualized).

(2) Annualized.

(3) Total returns for periods of less than one year are not annualized.

                                            TAX-EXEMPT MONEY MARKET FUND**
                        YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR  02/09/88*
                        ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    TO
                       12/31/95 12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88
NET ASSET VALUE,
 Beginning of Period    $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Income From Investment
 Operations:
 Net Investment Income    .033     .023     .020     .025     .041     .053     .058     .043

  Total from Invest-
   ment Operations        .033     .023     .020     .025     .041     .053     .058     .043

Less Distributions:
 Net Investment Income   (.033)   (.023)   (.020)   (.025)   (.041)   (.053)   (.058)   (.043)

  Total distributions    (.033)   (.023)   (.020)   (.025)   (.041)   (.053)   (.058)   (.043)

Net Asset Value,
 End of Period          $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

Total return              3.31%    2.30%    1.99%    2.54%    4.16%    5.51%    5.91%    4.39%(3)
Ratios/Supplemental
 Data:
 Net Assets, End of
  Period $(000)        170,570  123,501  168,440  152,821  157,693  136,117  112,674  103,192
 Ratios of Expenses
  to Average Net
  Assets(1)               0.56%    0.54%    0.54%    0.62%    0.49%    0.47%    0.43%    0.51%(2)
 Ratios of Net
  Investment Income
  to Average Net
  Assets                  3.25%    2.20%    1.97%    2.50%    4.08%    5.38%    5.76%    4.81%(2)


  * Date commenced operations.

 ** Formerly the Tax-Free Money Market Fund.

(1) Without the voluntary waiver of fees, the expense ratios for the Tax-Exempt Money Fund for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended December 31, 1988, would have been 0.65%, 0.65%, 0.71%, 0.73%, 0.75%, 0.78%, 0.82% and 0.85% (annualized).

(2) Annualized.

(3) Total returns for periods of less than one year are not annualized.

INVESTMENT OBJECTIVES AND POLICIES

     This section describes some of the securities that the Funds may purchase and certain investment techniques which the Funds may use to pursue their investment objectives.


     The investment objective of each Fund is to provide investors with as high a level of current income (which, in the case of the Tax-Exempt Money Fund, is exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. Current income pr ovided by the securities in which the Funds invest is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility. Each Fund will invest in U.S. dollar-denominated securities with maturities of thirteen months or less. The Money Fund will not purchase a security (other than a Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's Corporation (``S&P'') or Moody's Investors Service, Inc. (``Moody's'')) within the two highest rating s assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities bearing the second highest rating. The Tax-Exempt Money Fund will not purch ase a security (other than a Government Security) unless the security is rated by at least two such rating agencies within the two highest ratings assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Board of Directors. Each Fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a net asset value per share of $1.00. There is no assurance that the net asset value per sh are of the Funds will be maintained at $1.00.

GOVERNMENT MONEY FUND

     The Government Money Fund invests in obligations issued or guaranteed by the U.S Government or its agencies or instrumentalities that have remaining maturities of thirteen months or less.

     The Government Money Fund, formerly known as Harris Insight Government Assets Fund, invests exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (``Government Securities'') that have remaining maturities not exceeding thirteen months and in certain repurchase agreements described below. The Government Money Fund invests in obligations of U.S. Government agencies and instrumentalities only when the Portfolio Management Agent is satisfied that the credit risk with respect to the issuer is minimal.

     A further description of these obligations is included under ``Investment Strategies.''

MONEY FUND

     The Money Fund invests in short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of thirteen months or less.

     The Money Fund, formerly known as Harris Insight Cash Management Fund, invests in a broad range of short-term money market instruments that have remaining maturities not exceeding thirteen months, including Government Securities and bank and commercial obligations.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits. The Money Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation (``U.S. banks''). The Money Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and
(ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of the Portfolio Management Agent, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Fund. The Money Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government agencies or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.


     The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those affecting obligations of U.S. banks. See ``Investment Strategies -- Foreign Securities.''


     The commercial paper purchased by the Money Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

     The Money Fund may also invest in bank investment contracts (``BICs''), asset-backed securities, guaranteed investment contracts (``GICs'') issued by U.S. and Canadian insurance companies, convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars, and variable amount master demand notes.

     In addition, the Money Fund may invest in tax-exempt municipal obligations in which the Tax-Exempt Money Fund may invest, described below, when the yields on such obligations are higher than the yields on taxable investments. The Money Fund may also invest in certain other obligations as describedin ``Investment Strategies'' below and in the Statement of Additional Information.

     All securities acquired by the Fund will have remaining maturities of thirteen months or less and will be subject to the applicable quality requirements described above.

TAX-EXEMPT MONEY FUND

     The Tax-Exempt Money Fund invests in debt instruments issued by or for states, cities, municipalities and other public authorities that provide interest income exempt from federal income tax.

     The Tax-Exempt Money Fund, formerly known as Harris Insight Tax-Free Money Market Fund, invests primarily in high-quality municipal obligations that have remaining maturities not exceeding thirteen months and meet the applicable quality requirements described above. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Except for temporary investments in taxable obligations described below, the Tax-Exempt Money Fund will invest only in municipal obligations that are exempt from federal income taxes in the opinion of bond counsel. Such obligations include municipal bonds, municipal notes and municipal commercial paper.

     From time to time, the Tax-Exempt Money Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

     Under ordinary market conditions, the Tax-Exempt Money Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from federal income tax and not subject to the alternative minimum tax. The Tax-Exempt Money Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a ``defensive'' posture when, in the opinion of the Investment Adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in taxable securities in which the Money Fund may invest.

                          ________________________

     Each Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent, or the Investment Adviser with respect to the Tax-Exempt Money Fund, they are of investment quality comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. A Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Board of Directors that a sale is not in the best interests of the Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the Statement of Additional Information.


INVESTMENT STRATEGIES

     These bond or debt securities may be collateralized by a pool of assets, such as automobile loans, home equity loans, equipment leases or other obligations.


     ASSET-BACKED SECURITIES. The Money Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables and home equity loans, equipment leases, manufactured housing loans and marine loans. In accordance with guidelines established by the Board of Directors, asset-backed securities may be considered illiquid securities and, therefore, subject to the Fund's 10% limitation on such investments.


     The estimated life of an asset-backed security varies with prepayment experience with respect to underlying debt instruments. The rate of such prepayments, and therefore the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. In periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. If a Fund purchases asset-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of premium paid.


     A BIC is a bank obligation which provides a specified rate of return in exchange for cash deposits to the issuing bank.

     BANK INVESTMENT CONTRACTS. The Money Fund may invest in bank investment contracts (``BICs'') which are debt obligations issued by banks. BICs require the Fund to make cash contributions to a deposit account at a bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to each Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotatians are readily available in accordance with guidelines established by the Board of Directors. All purchases of BICs will be subject to the applicable quality requirements described under ``Investment Objectives and Policies.''

     These obligations bear interest rates that are not fixed but vary with changes in specified market rates or indices.

     FLOATING AND VARIABLE RATE INSTRUMENTS. The Funds may purchase instruments having a floating or variable rate of interest.obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Cer in of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Funds may each invest in a floating or variable rate obligation even if it carries a stated maturity in excess of thirteen months upon compliance with certain conditions contained in a rule of the Commission, in which case such obligation will be treated as having a maturity not exceeding thirteen months. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.

     The Money Fund may invest in obligations of foreign banks, corporations and governments which are denominated and pay interest in U.S. dollars.

     FOREIGN SECURITIES. The Money Fund may invest in non-convertible debt obligations of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. Investment in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. Investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political liability, less complete financial information about the issuers and less market liquidity. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements than and to different accounting, auditing and recordkeeping requirements from domestic banks.

     A GIC is a general obligation of a U.S. or Canadian insurance company.

     GUARANTEED INVESTMENT CONTRACTS. The Money Fund may invest in guaranteed investment contracts (``GICs'') issued by U.S. and Canadian insurance companies. GICs require the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In accordance with guidelines established by the Company's Board of Directors, GICs may be considered illiquid securities and, therefore, subject to the Fund's 10% limitation on such investments. All purchases of GICs by the Fund will be subject to the applicable quality requirements described under ``Investment Objectives and Policies.''

     Repurchase agreements and time deposits that do not provide for payment to a Fund within 7 days after notice or which have a term greater than 7 days may be deemed illiquid securities.

     ILLIQUID SECURITIES. A Fund will not invest more than 10% of the value of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Investment Adviser has determined under the supervision and direction of the Company's Board of Directors that an adequate trading market exists for such securities or that market quotations are readily available).

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent or Investment Adviser and approved by the Company's Board of Directors. The Board of Directors will monitor the Portfolio Management Agent's or Investment Adviser's implementation of these guidelines on a periodic basis.


     Subject to certain limitations, the Funds may invest in the securities of other investment companies.


     INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities and which seek to maintain a $1.00 net asset value per share. To the extent that the Tax-ExemptFund invests in such investment companies, it will invest in investment companies that invest primarily in municipal obligations that are exempt from federal income taxes. Securities of investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the ``1940 Act''). These limit each Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


     Municipal Obligations include municipal bonds, notes, and commercial paper.


     MUNICIPAL OBLIGATIONS. The Tax-Exempt Money Fund may invest in short- term tax-exempt obligations issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions that have remaining maturities not exceeding thirteen months. Such Municipal Obligations include municipal bonds, municipal notes and municipal commercial paper. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes generally have maturities at the time of issuance of three years or less. These notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

     OTHER SHORT-TERM CORPORATE OBLIGATIONS INCLUDING VARIABLE AMOUNT MASTER DEMAND NOTES. The Money Fund may invest in convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated in and pay interest in U.S. dollars, consisting of notes, bonds and debentures that have thirteen months or less remaining to maturity and meet the applicable quality standards described under ``Investment Objectives and Policies,'' and in variable amount master demand notes. Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder. Their amounts may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer; they are payable on demand or after an agreed-upon notice period, e.g., seven days; and the rates of interest vary pursuant to an agreed-upon formula. Generally, master demand notes are not rated by a rating agency. However, the Fund may invest in these obligations if, in the opinion of the Portfolio Management Agent, they are of an investment quality comparable to rated securities in which the Fund may invest. The Portfolio Management Agent monitors the creditworthiness of issuers of master demand notes on a daily basis. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes. The Fund may not invest in a master demand note with a demand notice period of more than seven days, if, as a result, more than 10% of the value of the Fund's total net assets would be invested in these notes, together with other illiquid securities.


     The Funds may purchase securities subject to agreement by the seller to repurchase them at a specified time and place.

     REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. Each Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

     A Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of that Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

     These securities allow the Funds to purchase securities with the right, but not the obligation, to sell the security at a specific price valid for a specific period of time.

     SECURITIES WITH PUTS. To maintain liquidity, the Funds may enter into puts with respect to portfolio securities with banks or broker/dealers that, in the opinion of the Portfolio Management Agent, or Investment Adviser with respect to the Tax-Exempt Money Fund, present minimal credit risks. The ability of the Funds to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

     These instruments are issued at a discount from their ``face value'' and may exhibit greater price volatility than ordinary debt securities.

     STRIPPED SECURITIES. The Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on the securities held by the trust. These instruments are issued at a discount to their ``face value'' and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest  are returned to  investors.  Participations  in TIGRs,  CATs and other similar trusts are not considered U.S. Government securities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Directors.

     U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

     These obligations are debt securities issued by U.S. Government- sponsored enterprises and federal agencies.


     U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS. Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer(such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


     When-issued securities (new securities that have not started trading) will only be purchased by the Funds with the intention of actually acquiring these instruments.


     WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when- issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Funds will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.

     Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of the Fund's commitments.

INVESTMENT LIMITATIONS

     Unless otherwise noted, the foregoing investment objectives and related policies and activities of each of the Funds are not fundamental and may be changed by the Board of Directors of the Company without the approval of the shareholders, provided that the policy relating to investment company securities is a fundamental investment policy. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, no Fund may: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments (a) in the case of the Tax-Exempt Money Fund, in municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), (b) in obligations of the U.S. Government, its agencies or instrumentalities, or (c) in the case of the Money Fund, certain bank obligations in which the Fund may invest, as set forth in this Prospectus; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of a Fund (other than the Money

Fund and the Government Money Fund) may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that it may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that each Fund may make loans of portfolio securities, and invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

     With respect to the second investment limitation set forth above, each of the Money Fund and the Government Money Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time.

MANAGEMENT

     The Board of Directors has overall responsibility for the conduct of the affairs of the Funds and Company. The members of the Board and their principal occupations are as follows:

BOARD OF DIRECTORS

Edgar R. Fiedler           Vice President and Economic Counsellor,
                            The Conference Board.

C. Gary Gerst              Chairman of the Board of Directors and Trustees;
                            Chairman Emeritus, La Salle Partners, Ltd. (Real Estate Developer and Manager).

John W. McCarter, Jr.      Senior Vice President, Booz Allen & Hamilton, Inc.
                             (Consulting Firm); Director of W.W. Grainger, Inc.
                              and A.M. Castle, Inc.

Ernest M. Roth             Consultant; Retired Senior Vice President and Chief
                            Financial Officer, Commonwealth Edison Company.

INVESTMENT ADVISER


     The Company has entered into an Advisory Contract with Harris Trust with respect to each of the Funds. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1994, Harris Trust had assets of more than $13 billion and was the largest of 14 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.


     As of December 31, 1994, Harris Trust managed more than $8 billion in personal trust assets, and acted as custodian of more than $151 billion in assets.

     With respect to the Tax-Exempt Money Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with the Investment Adviser's best judgment. With respect to the Government Money and Money Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).


     Because the Funds entered into new Advisory Contracts with Harris Trust on October 20, 1993, two Advisory Contracts and related fee schedules were in effect during the fiscal year ended December 31, 1993. Under the Advisory Contracts then in effect for the period from January 1, 1993 to October 19, 1993, Harris Trust was entitled to receive monthly advisory fees at the annual rate of 0.50% of the average daily net assets of each of the Funds. Under the Funds' existing Advisory Contracts which became effective October 20, 1993, Harris Trust is entitled to receive monthly advisory fees at the annual rate of 0.14% of the first $100 million of each Fund's average daily net assets, plus 0.10% of each Fund's average daily net assets in excess of $100 million. The following are the advisory fees calculated under the applicable Advisory Contract, paid to Harris Trust for each Fund as a percentage of average daily net assets for the the fiscal year ended December 31, 1995, respectively: the Government Money Fund, 0.11%; the Money Fund, 0.11%; and the Tax-Exempt Money Fund, 0.11%.

     The Investment Adviser had undertaken to waive the fees payable to it by each of the Funds to the extent the payment of such fees would cause the expense ratios of those Funds to exceed 0.75%; that undertaking terminated on December 31, 1994. The Investment Adviser may continue to voluntarily waive a portion of its fees. No investment advisory fees were waived for the year ended December 31, 1995.


     Purchase and sale orders of the securities held by the Tax-Exempt Money Fund may be combined with those of other accounts that Harris Trust manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Harris Trust determines that a particular security should be bought or sold for the Tax-Exempt Money Fund and other accounts managed by Harris Trust, Harris Trust undertakes to allocate those transactions among the participants equitably.

PORTFOLIO MANAGEMENT AGENT

     Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, Inc. (``HIM'' or the ``Portfolio Management Agent'') under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Government Money and Money Funds.


     For the services provided by HIM, Harris Trust pays to HIM the advisory fees it receives from the Funds other than the Tax-Exempt Money Fund. For the fiscal years ended December 31, 1995 and 1994, Harris Trust paid fees to HIM (i) at the rate of 0.11% and 0.11% of the average daily net assets of the Government Money Fund, and (ii) at the rate of 0.11% and 0.11% of the average daily net assets of the Money Fund.

     Purchase and sale orders of the securities held by each of the Funds (other than the Tax-Exempt Money Fund) may be combined with those of other accounts that HIM manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM determines that a particular security should be bought or sold for any of the Funds and other accounts managed by HIM, HIM undertakes to allocate those transactions among the participants equitably.

GLASS-STEAGALL ACT

     The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

     It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contracts, the Portfolio Management Contracts and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Board of Directors of the Company would recommend to the Funds' shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors.

     To the extent permitted by the Commission, the Funds may pay brokerage commissions to certain affiliated persons. No such commission payments have been made during the last fiscal year.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

     First Data Investor Services Group, Inc. (formerly known as The Shareholder Services Group, Inc.) (``First Data'' or the ``Administrator'') and PFPC Inc. (``PFPC'' or the ``Administrator and Accounting Services Agent,''), (collectively, the ``Administrators'') serve as the Company's administrators. In such capacity, the Administrators generally assist the Company in all aspects of its administration and operation. PFPC also serves as the transfer and dividend disbursing agent of the Funds (the ``Transfer Agent'').

     PNC Bank, N.A. (the ``Custodian'') serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


     As compensation for their services, the Administrators, the Custodian, and the Transfer Agent are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds and the Company's other investment portfolios (Harris Insight Equity Fund, Intermediate Bond Fund and Hemisphere Free Trade Fund (``Harris Non-Money Market Funds'')), payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million; and .13% of average net assets in excess of $600 million. In addition, a separate fee is charged by PFPC for certain retail transfer agent services and for various custody transactional charges.

DISTRIBUTOR


     Funds Distributor, Inc. (the ``Distributor'') has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor will be paid by the Administrators. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below.


     See ``Management'' and ``Custodian'' in the Statement of Additional Information for additional information regarding the Company's Investment Adviser, Portfolio Management Agent, Administrators, Custodian, Transfer Agent and Distributor.

EXPENSES

     Except for certain expenses borne by the Distributor, Harris Trust and HIM, the Company bears all costs of its operations, including the compensation of its directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts and calculating the net asset value per share of the Funds; expenses of directors' and shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are charged against the assets of that Fund. Other general expenses of the Company are allocated among the Funds and the Harris Non-Money Market Funds in an equitable manner as determined by the Board of Directors.

DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (``NYSE'') and the Federal Reserve Bank of Philadelphia (the ``Fed'') are open for trading. For a list of the days on which the net asset value will not be determined, see ``Determination of Net Asset Value'' in the Statement of Additional Information. The net asset value per share of each of the Funds is determined by dividing the value of the total assets of the Fund less all of its liabilities by the total number of outstanding shares of the Fund.

     The net asset value per share of each class of shares of the Funds is determined at 12:00 Noon, New York City time. Each of the Funds uses the amortized cost method to value its portfolio securities and each attempts to maintain a constant net asset value of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

PURCHASE OF SHARES

     Shares of any of the Funds may be purchased through authorized broker/dealers, financial institutions and service agents (``Institutions'') on any day the NYSE and the Fed are open for business. Individual investors will purchase all shares directly through Institutions which will transmit purchase orders directly to the Distributor. Institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. The Company does not impose any minimum initial or subsequent investment limitations. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.

     The Company reserves the right to reject any purchase order. All funds will be invested in full and fractional shares. Checks will be accepted for the purchase of any Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Company at the address and telephone number on the cover of this Prospectus.

     Purchase orders for shares of the Funds received in good order by the Distributor before 12:00 Noon (New York City time) will be executed that day. Institutions through which orders are placed may set earlier purchase deadlines. Purchase orders received in good order after 12:00 Noon (New York City time) will be executed on the next business day on which the net asset value is calculated.

     Shares of the Funds are offered continuously at the net asset value next determined after a purchase order is effective; the net asset value is expected to remain constant at $1.00. No sales charge is imposed.

     A salesperson and any other person entitled to receive compensation for selling or servicing shares of a Fund may receive different compensation for selling or servicing shares of one class as compared with another class.

     Orders for the shares of Funds will become effective when an investor's bank wire order or check is converted into federal funds. Wires for purchases will be accepted only in federal funds or other funds immediately available to the Custodian. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments transmitted by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member bank of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order.

     Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any information received from financial services institutions.


     Each of the Funds offers two additional classes of shares, Class B Shares and Institutional Shares, in addition to the Class A Shares described in this Prospectus. Class B Shares and Institutional Shares each have different expense levels which may affect performance. Investors may call 1-800-982-8782 to obtain more information concerning Class B Shares and Institutional Shares of the Funds.

REDEMPTION OF SHARES


     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Distributor directly or through any Institution. See page 21.


     The Company makes no charge for redemption transactions, but an Institution may charge an account-based service fee. Redemption orders received by an Institution before 12:00 Noon, New York City time, (on each day that net asset value is determined) with respect to shares of the Funds and received by the Distributor before the close of business on the same day will be executed at such Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Distributor prior to the close of business, will be executed at such Fund's net asset value next determined on the next business day.

     If a redemption order for shares of the Funds is received in good order by the Distributor before 12:00 Noon (New York City time) payment will normally be remitted the same day. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed upon the clearance of the shareholder's check used to purchase the Company's shares which may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.

REDEMPTION THROUGH INSTITUTIONS

     Proceeds of redemptions made through authorized Institutions will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

REDEMPTION BY EXPEDITED REDEMPTION SERVICE

     If shares of the Funds are held directly by the Transfer Agent in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Transfer Agent, redemption of shares may be requested by telephone, on any day the Company and the Transfer Agent are open for business. The Company and its Transfer Agent will attempt to confirm that telephone instructions are genuine and will use procedures as are considered reasonable. In this regard the Company and its Transfer Agent require personal identification information before accepting telephonic redemption instructions. The shareholder will bear the risk of loss due to fraud, although the Company and its agents may have a risk of loss if reasonable procedures are not used. The Distributor can be reached by calling (800) 982-8782.

     Upon request, proceeds of Expedited Redemptions of $1,000 or more will be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Transfer Agent by 12:00 Noon (New York City time) on a day the Company and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day. A check for the proceeds of less than $1,000 will be mailed to the shareholder's address of record, except that, in the case of investments in the Company that have been effected through Institutions, the full amount of the redemption proceeds will be transmitted by wire.

     Because of the high cost of maintaining small accounts, the Company reserves the right to involuntarily redeem accounts on behalf of shareholders whose share balances fall below $500 unless this balance conditions results a decline in the market value of such Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SERVICE PLAN

     Under each Fund's Service Plan relating to Class A Shares, each Fund will enter into a Servicing Agreement with institutions, such as banks, savings and loan associations and other financial institutions (``Service Organizations''), that require the Service Organization to provide certain shareholder support services and distribution assistance in consideration of the Fund's payment of up to 0.35% (on an annualized basis) of the average daily net asset value of the Class A Shares, held by or for the benefit of customers of the Service Organization (``Customers''). Services, which are provided by Service Organizations, and are described more fully in the Statement of Additional Information under ``Service Plans - Money Market Funds,'' include aggregating and processing purchase and redemption orders; processing dividend payments from the Funds on behalf of Customers; arranging for the reinvestment of dividend payments; providing information periodically to Customers showing their positions in shares; arranging for bank wires; responding to Customer inquiries relating to the services provided by the Service Organization and handling correspondence; acting as shareholder of record and nominee; and providing distribution assistance and support services. Under the terms of the Servicing Agreements, Service Organizations are required to provide to their Customers a schedule of any fees that they may charge Customers in connection with their investments in Class A Shares.

DIVIDENDS AND DISTRIBUTIONS

     The Company declares as a dividend on the outstanding shares of each class of a Fund substantially all of such Fund's net investment income at the close of each business day to shareholders of record at 12:00 Noon (New York City time) on the day of declaration. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day, except that with respect to the Check Redemption Service, shares redeemed will cease to earn dividends on the day the check is charged to the Custodian's account at its Federal Reserve Bank. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day to shareholders of record at 12:00 Noon (New York City time) on that day.


     Investment income for any class of shares of a Fund includes, among other things, interest income, market and original issue discount and premium. Fund dividends declared in and attributable to the preceding month will be paid on the first business day of each month. Dividends are determined in the same manner and are paid in the same amount for each Fund share, except that Class A and Class B Shares bear the expenses of fees paid to Service Organizations. As a result, at any given time, the net yield of Class A Shares could be up to 0.35% lower than the net yield of Institutional Shares, and the net yield of Class B Shares could be up to 0.25% lower than the net yield of Institutional Shares of the Funds. Each Fund's net taxable capital gains, if any, will be distributed at least annually (except to the extent permitted to avoid imposition of the 4% excise tax described below). Dividends and distributions paid by any of the Funds will be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date. Each Fund forwards to the Transfer Agent the monies for dividends to be paid in cash on the payment date.


     Shareholders who redeem all their shares of any of the Funds prior to a dividend payment will receive, in addition to the redemption proceeds, dividends declared but unpaid. Shareholders who redeem only a portion of their shares will be entitled to all dividends declared but unpaid on such shares on the next dividend payment date.

FEDERAL INCOME TAXES

     Each Fund (and each Harris Non-Money Market Fund) will be treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code of 1986, as amended (the ``Code'') generally will be applied to each Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code. As portfolios of a regulated investment company, each Fund will not be subject to federal income taxes with respect to net investment income and net capital gains distributed to its shareholders, as long as it distributes 90% or more of its net investment income (including net short-term capital gains) each year and, in the case of the Tax-Exempt Money Fund, as long as it distributes to its shareholders at least 90% of its net tax-exempt income (including net short-term capital gains).

     Dividends from net investment income (including net short-term capital gains), except ``exempt-interest dividends'' (described below), will be taxable as ordinary income. Because more than 50% of the value of the total assets of the Tax-Exempt Money Fund at the close of each quarter of its taxable year is expected to consist of obligations the interest on which is exempt from federal income tax, the Tax-Exempt Money Fund expects to qualify under the Code to pay ``exempt- interest dividends.'' Dividends distributed by the Tax-Exempt Money Fund that are attributable to interest from tax-exempt securities will be designated by the Fund as an ``exempt-interest dividend,'' and, as such, will generally be exempt from federal income tax.

     Because substantially all of the income of each Fund will arise from interest, no part of the distributions to shareholders is expected to qualify for the dividends- received deduction allowed to corporations under the Code.

     Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends received deductions.

     In the case of the shareholders of the Tax-Exempt Money Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax. In addition, the portion of an exempt-interest dividend allocable to certain tax-exempt obligations will be treated as a preference item for purposes of the alternative minimum tax imposed on both individuals and corporations. Persons who may be ``substantial users'' (or ``related persons'' of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Money Fund.

     The exemption of exempt-interest dividends paid by the Tax-Exempt Money Fund for federal income tax purposes may not result in similar exemptions under the tax law of state and local authorities. In general, only interest earned on obligations issued by the state or locality in which the investor resides will be exempt from state and local taxes. Shareholders should consult their advisers about the status of dividends from the Tax-Exempt Money Fund in their own states and localities. Each year the Company will notify shareholders of the tax status of distributions.

     Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent shares are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

     The Company will be required to withhold, subject to certain exemptions, currently at a rate of 31%, from dividends paid or credited to individual shareholders (except shareholders from the Tax-Exempt Money Fund to the extent it distributes an exempt-interest dividend) and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Transfer Agent.

ACCOUNT SERVICES

     Shareholders receive a Statement of Account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders can write or call the Funds at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Funds.

ORGANIZATION AND CAPITAL STOCK

     Company was incorporated in Maryland on September 16, 1987 as an open-end, diversified management investment company.

     The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently the Company has six portfolios in operation. The Board has authorized each of the three Money Market Funds-to issue three classes of shares, Class A, Class B and Institutional Shares. Only Class A and Institutional Shares are in operation as of the date of this Prospectus. In the future, the Board of Directors may authorize the issuance of shares of additional investment portfolios and additional classes of shares of a single portfolio may bear different sales charges and other expenses which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Company at the telephone number shown on the cover page of this Prospectus or from any institution which makes available shares of the Funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Company, when issued, will be fully paid and non-assessable. The Directors, when requested by at least 10% of the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.


     As of January 31, 1996, the holders of record of 25% or more of the outstanding shares of the Funds were as follows: Harris Trust held of record 512,077,635 shares, equal to 95.79% of the outstanding shares of the Money Market Fund -- Class A Shares; 214,334,587 shares, equal to 99.99% of the outstanding shares of the Money

Market Fund -- Institutional Shares; 255,211,536 shares, equal to 96.40% of the outstanding shares of the Government Money Market Fund -- Class A Shares; 31,248,318 shares, equal to 99.99% of the outstanding shares of the Government Money Market Fund -- Institutional Shares; 174,081,221 shares, equal to 90.05% of the outstanding shares of the Tax-Exempt Money Market Fund -- Class A Shares; and 280,623,069 shares, equal to 99.99% of the outstanding shares of the Tax-Exempt Money Market Fund - Institutional Shares.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on December 31. The Company will send to its shareholders a semi-annual report showing the investments held by each of the Funds and other information (including unaudited financial statements) pertaining to the Company. An annual report, containing financial statements audited by the Company's independent accountants, will also be sent to shareholders.

CALCULATION OF YIELD

     From time to time the Funds advertise ``yield,'' ``effective yield'' and ``total return'' for Class A Shares. The Tax-Exempt Money Fund may also advertise its ``tax-equivalent yield'' and ``total return.'' ``Total return'' refers to the amount an investment in Class A Shares of a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes reinvestment of all dividends and distributions. The total return of a Fund shows what an investment in the Fund would have earned over a specified period of time (such as one, five or ten years or the period of time since commencement of operations, if shorter) assuming the reinvestment of all distributions and dividends by the Fund on their reinvestment dates during the period less all recurring fees.

     The yield of a class of shares in the Funds refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). The income is then ``annualized.'' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The ``tax-equivalent yield'' refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-free yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.

     From time to time the Funds advertise ``30-day average yield'' and ``monthly average yield.'' Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

     A Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

     Investors who purchase and redeem shares of any Fund through Service Agents may be subject to service fees imposed by those entities with respect to the cash management and other services they provide. Such fees will have the effect of reducing the return for those investors.

INVESTMENT ADVISER
Harris Trust & Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

ADMINISTRATORS
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109

PFPC INC.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
Funds Distributor, Inc.
One Exchange Place
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad and Chestnut Streets
Philadelphia, Pennsylvania 19101

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
PFPC Inc.
P.O. Box 8950
Wilmington, Delaware 19885

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Philadelphia, Pennsylvania

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois


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